UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 18, 2011

Date of Report (Date of Earliest Event Reported)

________________________

POLYMEDIX, INC.

(Exact name of registrant as specified in its charter)

_____________________

Delaware	000-51895	27-0125925
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 N. Radnor Chester Road, Suite 300 Radnor, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(448) 598-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    On January 24, 2011, PolyMedix , Inc. (the “Company”) announced the promotion of Dr. Bozena Korczak (56) to Senior Vice President, Drug Development and Chief Development Officer.  Dr. Bozena previously served as the Company’s Vice President, Drug Development.  On January 18, 2011, the Company and former Chief Medical Officer, Dr. R. Eric McAllister (68) entered into an agreement whereby Dr. McAllister would no longer serve in the position of Vice President Clinical Development and Chief Medical Officer and effective January 19, 2011, Dr. McAllister assumed a new role as Vice President of Cardiovascular Clinical Development.  As a result of this change, Dr. McAllister will no longer be serving as an executive officer of the Company, although he will continue on as an employee of the Company.

(e)    In connection with changes described above, the Company has entered into an offer letter (the “Offer Letter”) with Dr. McAllister which amends, restates and supersedes the offer letter, dated October 16, 2006, as filed with the Company’s Annual Report on Form 10-KSB filed on March 19, 2007.  Pursuant to the Offer Letter, Dr. McAllister’s salary will continue to be $280,000 per year, which may be changed in the Company’s sole discretion based upon Dr. McAllister’s or the Company’s performance.  In addition, Dr. McAllister will continue to be eligible to receive a discretionary cash bonus based on his performance and the Company’s performance.  As an “at-will” employee, Dr. McAllister’s employment can be terminated by the Company or by him, at any time and for any reason.  If Dr. McAllister is terminated by the Company following a Change in Control (as defined in the Offer Letter), other than by reason of his “Disability” (as defined in his offer letter), Dr. McAllister will be entitled to full vesting of all unvested stock options previously granted to him and a cash payment equal to twelve months of his then current base salary.

A copy of the Offer Letter is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Offer Letter.

Item 9.01   Exhibits

(d)    Exhibits

Exhibit No.
10.1	Offer Letter, dated as of January 18, 2011, by and between the Company and R. Eric McAllister*
99.1	Press Release issued January 24, 2011.

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMEDIX, INC.

January 24, 2011	/s/ Edward Smith
Edward F. Smith
Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.
10.1	Offer Letter, dated as of January 18, 2011, by and between the Company and R. Eric McAllister*
99.1	Press Release issued January 24, 2011.

* Filed herewith